Supplement to the
Fidelity® 500 Index Fund (formerly known as Spartan® 500 Index Fund)
Investor Class and Premium Class (formerly known as Fidelity Advantage® Class)
April 29, 2017
Prospectus

Effective on August 1, 2017, the following information replaces similar information found in the “Fund Summary” section under the heading “Fee Table.”

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Investor Class	Premium Class
Management fee(a)	0.015%	0.015%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.075%	0.020%(a)
Total annual operating expenses	0.090%	0.035%

(a)  Adjusted to reflect current fees.

	Investor Class	Premium Class
1 year	$9	$4
3 years	$29	$11
5 years	$51	$20
10 years	$115	$45

UEI-17-02 1.717991.141	July 31, 2017